Scudder Medium Term Tax Free Fund
                         Scudder Managed Municipal Bonds
                        Scudder High Yield Tax Free Fund
                         SUPPLEMENT TO THE STATEMENT OF
                  ADDITIONAL INFORMATION DATED OCTOBER 1, 2000

                           --------------------------

                       Scudder Massachusetts Tax Free Fund
                         Scudder New York Tax Free Fund
                        Scudder California Tax Free Fund
                         SUPPLEMENT TO THE STATEMENT OF
                   ADDITIONAL INFORMATION DATED AUGUST 1, 2000

The following disclosure replaces the third paragraph in the section entitled "Net Asset Value":

Debt securities, other than money market instruments, are valued at prices supplied by the Funds' pricing agent(s), which reflect broker/dealer supplied valuations and electronic data processing techniques. Money market instruments with an original maturity of sixty days or less maturing at par shall be valued at amortized cost, which the Board believes approximates market value. If it is not possible to value a particular debt security pursuant to these valuation methods, the value of such security is the most recent bid quotation (for municipal funds: the calculated mean between the bid and ask quotations) supplied by a bona fide marketmaker. If it is not possible to value a particular debt security pursuant to the above methods, the Adviser may calculate the price of that debt security, subject to limitations established by the Board.




November 27, 2000